UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2023

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K dated August 8, 2018, a subsidiary of Procaccianti Hotel REIT, L.P. (the “Operating Partnership”), the operating partnership of Procaccianti Hotel REIT, Inc. (the “Company”), entered into a loan with Citizens Bank, National Association (“Citizens Bank”) in the principal amount of $17,836,000 in connection with the Company’s acquisition of a hotel property located in Traverse City, Michigan (as amended, the “Citizens Loan”).

On June 12, 2023, the Operating Partnership, through its subsidiary, modified the swap derivative contract with Citizens Bank that fixes the interest rate on the outstanding balance of the Citizens Loan (the “Modification to Swap Derivative Contract”) so that the fixed interest rate will be 5.13% per annum for the first day of each month in each year, commencing on September 1, 2023, through the termination date of the loan, subject to certain adjustments.

On June 15, 2023, the Operating Partnership’s subsidiary, as borrower under the Citizens Loan, received notification that it qualified for the third extended term under the Citizens Loan, which extended the maturity date of the Citizens Loan to August 15, 2024.

The material terms of the Modification to Swap Derivative Contract above are qualified in their entirety by the Modification to Swap Derivative Contract attached as Exhibit 10.1 to this Current Report on Form 8-K. Except as set forth in this Current Report on Form 8-K, the material terms of the mortgage loan and other loan documents secured by the Hotel Indigo remain unchanged from those reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2018 and the Company’s Current Report on Form 8-K filed with the Securities Commission on April 23, 2020, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Modification to Swap Derivative Contract, dated June 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: June 16, 2023	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer